UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.       )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

MONOCLE ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

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MONOCLE ACQUISITION CORPORATION
750 Lexington Avenue, Suite 1501
New York, NY 10022
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 6, 2020
To the Stockholders of Monocle Acquisition Corporation:
You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Monocle Acquisition Corporation (“Monocle,” “Company,” “we,” “us” or “our”) to be held on November 6, 2020 at 3:00 p.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:
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a proposal to amend (the “Charter Amendment”) Monocle’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Monocle has to consummate a business combination (the “Extension”) for an additional three months, from November 11, 2020 to February 11, 2021 (the “Extended Date”); and

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a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment and the Adjournment Proposal is more fully described in the accompanying proxy statement.
The purpose of the Charter Amendment is to allow Monocle more time to complete its proposed business combination (the “Business Combination”) with AerSale Corp. (“AerSale”) pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020 (as it may be amended, the “Amended and Restated Merger Agreement”), by and among Monocle, Monocle Holdings Inc. (“NewCo”), AerSale, Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC and Leonard Green & Partners, L.P., solely in its capacity as the Holder Representative. Monocle’s charter provides that Monocle has until November 11, 2020 to complete a business combination. While we have entered into the Amended and Restated Agreement and Plan of Merger and NewCo has filed a registration statement on Form S-4 (File No. 333-235766) containing a preliminary proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) in respect of the Business Combination, Monocle’s board of directors (the “Board”) currently believes that there may not be sufficient time before November 11, 2020 to hold a special meeting for stockholder approval of the Business Combination and to consummate the Business Combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of Monocle’s stockholders to extend the date that Monocle has to consummate a business combination to the Extended Date.
Pursuant to the terms of Monocle’s charter and the trust agreement between Monocle and Continental Stock Transfer & Trust Company, Monocle may extend the period of time it has to consummate a business combination to February 11, 2021 if Monocle Partners, LLC (our “sponsor”), or its affiliates or designees, upon five days advance notice prior to November 11, 2020, deposit into the trust account $1,725,000 ($0.10 per share) on or prior to the date of the deadline (the “Sponsor Extension”). If we and our sponsor decide to effect the Sponsor Extension, we expect to issue a press release announcing such intention at least three days prior to the deadline. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for Monocle to complete an initial business combination. If the Charter Amendment is approved and we implement the Extension, we will no longer have the option to effect the Sponsor Extension.
Holders (“public stockholders”) of shares of Monocle’s common stock, par value $0.0001 per share (“common stock”), sold in Monocle’s initial public offering (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the

Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Monocle believes that such redemption right protects Monocle’s public stockholders from having to sustain their investments for an unreasonably long period if Monocle does not consummate a suitable business combination in the timeframe contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.
To exercise your redemption rights, you must tender your shares to Monocle’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Monocle estimates that the per-share pro rata portion of the trust account will be approximately $10.265 at the time of the special meeting, based on the approximate amount of $177.1 million held in the trust account as of June 30, 2020. The closing price of Monocle’s common stock on October 14, 2020 was $10.25. Monocle cannot assure stockholders that they will be able to sell their shares of Monocle common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Charter Amendment is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), or if the Charter Amendment is approved and we do not consummate a business combination by the Extended Date, in accordance with our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable.
The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment, and the affirmative vote of a majority in voting power of the outstanding shares of Monocle common stock present in person or by proxy at the special meeting and entitled to vote thereon is required to approve the Adjournment Proposal.
The Board has fixed the close of business on September 28, 2020 as the date for determining Monocle stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Monocle common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Charter Amendment is fair to and in the best interests of Monocle and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the approval of the Charter Amendment. In addition, the Board recommends that you vote “FOR” the approval of the Adjournment Proposal.
Under Delaware law and Monocle’s bylaws, no other business may be transacted at the special meeting.
Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Adjournment Proposal and the special meeting. In light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic and to best protect the health and welfare of Monocle’s stockholders and personnel, we urge stockholders not to attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The special meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19 situation, and if we determine that it is not possible or advisable to hold the special meeting in person, or to hold the special meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the special meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the SEC.
Dated: October 14, 2020
By Order of the Board of Directors,
/s/ Sai S. Devabhaktuni

Chairman of the Board
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 6, 2020: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/monocleacquisitioncorp/sm2020.

MONOCLE ACQUISITION CORPORATION
750 Lexington Avenue, Suite 1501
New York, NY 10022
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 6, 2020
PROXY STATEMENT
The special meeting (the “special meeting”) of stockholders of Monocle Acquisition Corporation (“Monocle,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on November 6, 2020 at 3:00 p.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:
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a proposal to amend (the “Charter Amendment”) Monocle’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Monocle has to consummate a business combination (the “Extension”) for an additional three months, from November 11, 2020 to February 11, 2021 (the “Extended Date”); and

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a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The purpose of the Charter Amendment is to allow Monocle more time to complete its proposed business combination (the “Business Combination”) with AerSale Corp. (“AerSale”) pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020 (as it may be amended, the “Amended and Restated Merger Agreement”), by and among Monocle, Monocle Holdings Inc. (“NewCo”), AerSale, Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC and Leonard Green & Partners, L.P., solely in its capacity as the Holder Representative. Monocle’s charter provides that Monocle has until November 11, 2020 to complete a business combination. While we have entered into the Amended and Restated Agreement and Plan of Merger and NewCo has filed a registration statement on Form S-4 (File No. 333-235766) containing a preliminary proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) in respect of the Business Combination, Monocle’s board of directors (the “Board”) currently believes that there may not be sufficient time before November 11, 2020 to hold a special meeting for stockholder approval of the Business Combination and to consummate the Business Combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of Monocle’s stockholders to extend the date that Monocle has to consummate a business combination to the Extended Date.
Pursuant to the terms of Monocle’s charter and the trust agreement between Monocle and Continental Stock Transfer & Trust Company, Monocle may extend the period of time it has to consummate a business combination to February 11, 2021 if Monocle Partners, LLC (our “sponsor”), or its affiliates or designees, upon five days advance notice prior to November 11, 2020, deposit into the trust account $1,725,000 ($0.10 per share) on or prior to the date of the deadline (the “Sponsor Extension”). If we and our sponsor decide to effect the Sponsor Extension, we expect to issue a press release announcing such intention at least three days prior to the deadline. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for Monocle to complete an initial business combination. If the Charter Amendment is approved and we implement the Extension, we will no longer have the option to effect the Sponsor Extension.
The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Monocle’s common stock, par value $0.0001 per share (“common stock”), entitled to vote thereon at the special meeting is required to approve the Charter Amendment, and the affirmative vote of a majority in voting power of the outstanding shares of Monocle common stock present in person or by proxy at the special meeting and entitled to vote thereon is required to approve the Adjournment Proposal.

i

Holders (“public stockholders”) of shares of Monocle common stock (“public shares”) sold in Monocle’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $177.1 million that was in the trust account as of June 30, 2020. In such event, Monocle may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to Monocle or at all.
If the Charter Amendment is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), or if the Charter Amendment is approved and we do not consummate a business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Prior to the IPO, Monocle’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Monocle common stock which were acquired by them prior to the IPO (the “founder shares”) and the shares of Monocle common stock underlying private units (“private units”) issued in a private placement simultaneously with the consummation of the IPO (the “private shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Monocle’s warrants, which will expire worthless in the event we wind up.
To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below (1) $10.10 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are Monocle’s securities and, therefore, our sponsor may not be able to satisfy those obligations, and we have not asked our sponsor to reserve for such obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.10 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses, such as AerSale.
Approval of the Charter Amendment proposal will constitute consent for Monocle to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for use by Monocle to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares in connection with the Charter Amendment proposal will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.
The record date for the special meeting is September 28, 2020. Record holders of Monocle common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 22,280,000 outstanding shares of Monocle common stock. Monocle’s warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated October 14, 2020 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.
Q. Why am I receiving this proxy statement?	A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on November 6, 2020 at 3:00 p.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.
Monocle is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses. In February 2019, Monocle consummated the IPO from which it derived gross proceeds of $172.5 million. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before a certain date (in our case, November 11, 2020, or February 11, 2021, if we effect the Sponsor Extension). The Board believes that it is in the best interests of the stockholders to continue Monocle’s existence until the Extended Date in order to allow Monocle more time to complete the Business Combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.
Q. What is being voted on?
A.   You are being asked to vote on:
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a proposal to amend Monocle’s charter to extend the date by which Monocle has to consummate a business combination to the Extended Date; and

•
a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that Monocle has to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.
If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for Monocle to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Monocle’s use in connection with consummating a business combination on or before the Extended Date.
If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Monocle cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $177.1 million that was in the trust account as of June 30, 2020. In such event, Monocle may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to Monocle or at all.
If the Charter Amendment proposal is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), or if the Charter Amendment proposal is approved and we do not consummate a business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Monocle’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares and private shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Monocle will pay the costs of liquidation from its remaining assets held outside of the trust account.
Q. Why is Monocle proposing the Charter Amendment proposal?	A. Monocle’s charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before November 11, 2020 (assuming we do not effect the Sponsor Extension). Accordingly, the trust agreement we entered into with Continental Stock Transfer & Trust Company, as trustee, in connection with the IPO (as described in the IPO prospectus), provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Monocle’s charter. As we explain below, Monocle believes it may not be able to complete the Business Combination (or another business combination) by that date.
While we have entered into the Amended and Restated Agreement and Plan of Merger and NewCo has filed the Registration Statement containing a preliminary proxy statement/prospectus with the SEC in respect of the Business Combination, the Board currently believes that there may not be sufficient time before November 11, 2020 to hold a special meeting for stockholder approval of the Business Combination and to consummate the Business Combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension.
Because Monocle believes it may not be able to conclude a business combination within the permitted time period, Monocle has determined to seek stockholder approval to extend the date by which Monocle has to complete a business combination.
Monocle believes that given Monocle’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination (or another business combination). Accordingly, the Board is proposing the Charter Amendment to extend Monocle’s corporate existence.
You are not being asked to vote on the Business Combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination (or any other proposed business combination) when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Monocle has not consummated a business combination by the Extended Date.
Q. Why should I vote for the Charter Amendment?	A. The Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Charter Amendment to extend the date by which Monocle has to complete a business combination until the Extended Date and to allow for the Election. The Extension would give Monocle the opportunity to hold a stockholder meeting for the approval of the Business Combination.
The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock is required to effect an amendment to Monocle’s charter that would extend its corporate existence beyond November 11, 2020 (assuming we do not effect the Sponsor Extension). Additionally, Monocle’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Monocle’s corporate existence is extended, other than in connection with the Sponsor Extension. We believe that this charter provision was included to protect Monocle stockholders from having to sustain their investments for an unreasonably long period if Monocle does not consummate a suitable business combination in the timeframe contemplated by the charter. Given Monocle’s expenditure of time, effort and money on the potential Business Combination with AerSale, circumstances warrant providing those who would like to consider whether the proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as Monocle is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Monocle’s charter and IPO prospectus.
Q. How do the Monocle insiders intend to vote their shares?	A. All of Monocle’s initial stockholders, directors, executive officers and their respective affiliates are expected to vote any shares of Monocle common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal and the Adjournment Proposal.
Monocle’s initial stockholders, directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by Monocle’s initial stockholders, directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Monocle’s initial stockholders, directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,030,000 shares of Monocle common stock, representing approximately 22.6% of Monocle’s issued and outstanding shares of common stock. Monocle’s initial stockholders, directors, executive officers and their affiliates did not beneficially own any public shares as of such date.
Monocle’s initial stockholders, directors, executive officers, advisors or any of their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal. Any public shares held by affiliates of Monocle may be voted in favor of the Charter Amendment proposal.
Q. What vote is required to approve each of the proposals?	A. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment, and the affirmative vote of a majority in voting power of the outstanding shares of Monocle common stock present in person or by proxy at the special meeting and entitled to vote thereon is required to approve the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the Adjournment Proposal. With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
Q. What if I don’t want to vote for the Charter Amendment proposal?	A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.
Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the Extension until the Extended Date as described in this proxy statement or the Sponsor Extension, Monocle does not currently anticipate seeking any further extension to consummate the Business Combination. Monocle has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting which is scheduled for November 6, 2020. Those holders of public shares who elect not to redeem their shares in connection with the Charter Amendment proposal will retain redemption rights with respect to the Business Combination or any other business combination Monocle may propose if the Business Combination is not consummated, or, if Monocle does not consummate a business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Monocle’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and private shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Monocle will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.
Q. If the Charter Amendment proposal is approved, what happens next?
A.   Monocle will continue its efforts to obtain approval for the Business Combination at a special meeting of its stockholders and consummate the Business Combination prior to the Extended Date, which will involve:
•
completing proxy materials;

•
establishing a meeting date and record date for considering the

Business Combination and distributing proxy materials to stockholders; and • holding a special meeting to consider the Business Combination.
Monocle is seeking approval of the Charter Amendment as a precaution, because Monocle recognizes that it is possible that the Business Combination may not be consummated prior to November 11, 2020.
Upon approval by holders of at least sixty-five percent (65%) of Monocle common stock outstanding as of the record date, Monocle intends to file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Monocle will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, common stock and warrants will remain publicly traded.
If the Charter Amendment proposal is approved and implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Monocle common stock held by Monocle’s initial stockholders, directors and officers through the founder shares.
If the Charter Amendment proposal is approved and Monocle implements the Extension, but Monocle does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Monocle’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and private shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Monocle will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.
Pursuant to the terms of Monocle’s charter and the trust agreement between Monocle and Continental Stock Transfer & Trust Company, Monocle may extend the period of time it has to consummate a business combination to February 11, 2021 if our sponsor, or its affiliates or designees, upon five days advance notice prior to November 11, 2020, deposit into the trust account $1,725,000 ($0.10 per share) on or prior to the date of the deadline. If we and our sponsor decide to effect the Sponsor Extension, we expect to issue a press release announcing such intention at least three days prior to the deadline. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for Monocle to complete an initial business combination. If the Charter Amendment is approved and Monocle implements the Extension, we will no longer have the option to effect the Sponsor Extension. However, if the Charter Amendment is approved and we elect not to implement the Extension, we may effect the Sponsor Extension as contemplated by our charter.
Q. Would I still be able to exercise my redemption rights if I vote against the Business Combination (or any other proposed business combination)?	A. Unless you elect to redeem all of your shares, you will be able to vote on the Business Combination (or any other proposed business combination) when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Monocle’s charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Monocle’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902. As discussed below, in light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic, we urge stockholders not to attend the special meeting in person.
Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock entitled to vote thereon at the special meeting. The Adjournment Proposal must be approved by the affirmative vote of a majority in voting power of the outstanding shares of Monocle common stock present in person or by proxy at the special meeting and entitled to vote thereon.
With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of Monocle common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment proposal and the Adjournment Proposal if at least a majority in voting power of the issued and outstanding shares of Monocle common stock on the record date are represented by stockholders present at the special meeting or by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.
Q. Who can vote at the special meeting?	A. Only holders of record of Monocle common stock at the close of business on September 28, 2020, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 22,280,000 shares of Monocle common stock, including 17,250,000 public shares, were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Monocle’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

In light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic and to best protect the health and welfare of Monocle’s stockholders and personnel, we urge stockholders not to attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.
Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of Monocle and its stockholders. The Board recommends that Monocle’s stockholders vote “FOR” the Charter Amendment. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.
Q. What interests do Monocle’s directors and officers have in the approval of the proposals?	A. Monocle’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Monocle’s Directors and Officers.”
Q. What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with the Business Combination or any other business combination Monocle may propose if the Business Combination is not consummated. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if Monocle has not completed a business combination by the Extended Date. Monocle stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.
Q. What happens to the Monocle warrants if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under

Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
Q. What happens to the Monocle warrants if the Charter Amendment is approved?	A. If the Charter Amendment proposal is approved and Monocle implements the Extension, Monocle will continue to attempt to complete the Business Combination by the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.
Q. What do I need to do now?	A. Monocle urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Monocle stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?	A. If you are a holder of record of Monocle common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.
If your shares of Monocle common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
In light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic and to best protect the health and welfare of Monocle’s stockholders and personnel, we urge stockholders not to attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.
The special meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19 situation, and if we determine that it is not possible or advisable to hold the special meeting in person, or to hold the special meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the special meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the SEC.

Q. How do I redeem my shares of Monocle common stock?	A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination (or any other proposed business combination), or if Monocle has not consummated a business combination by the Extended Date.
In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, Monocle’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.
Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Monocle common stock.
Q. Who is paying for this proxy solicitation?	A. Monocle will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions, you may write or call Monocle’s proxy solicitor:
Morrow Sodali LLC 470 West Avenue Stamford, CT 06902 Telephone: (800) 662-5200 Banks and brokers: (203) 658-9400 Email: MNCL.info@investor.morrowsodali.com
You may also obtain additional information about Monocle from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to Monocle as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Monocle’s views as of any subsequent date and Monocle undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
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Monocle’s ability to effect the Charter Amendment or consummate a business combination, including the Business Combination;

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unanticipated delays in the distribution of the funds from the trust account;

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claims by third parties against the trust account; or

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Monocle’s ability to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated February 6, 2019 (File No. 333-228470) and Monocle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Registration Statement, which includes a preliminary proxy statement/prospectus in respect of the Business Combination, initially filed with the SEC by NewCo on December 31, 2019, and any amendments thereto. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND
Monocle
We are a blank check company formed under the laws of the State of Delaware on August 20, 2018 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.
On February 11, 2019, we consummated the IPO of 17,250,000 units, including the issuance of 2,250,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant. Each warrant entitles the holder thereof to purchase one share of common stock at an exercise price of $11.50 per share. The units in the IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $172,500,000. Simultaneously with the consummation of the IPO and the full over-allotment option, we consummated the private placement of 591,334 and 126,166 private units to our sponsor and Cowen Investments II LLC (“Cowen Investments”), respectively, at a price of $10.00 per private unit, generating total gross proceeds of $7,175,000 (the “private placement”).
Immediately following the closing of the IPO, a total of $174,225,000 (or $10.10 per unit sold in the IPO) of the net proceeds from the IPO and the private placement was placed in a trust account established for the benefit of our public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. As of June 30, 2020, Monocle had approximately $177.1 million in the trust account.
In September 2018, we issued 5,390,625 and 359,375 founder shares to our sponsor and Cowen Investments, respectively, for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. In November 2018, our sponsor transferred to our independent directors an aggregate of 45,000 founder shares at the same price originally paid for such shares. On November 19, 2018, our sponsor and Cowen Investments forfeited for no consideration 1,347,656 and 89,844 founder shares, respectively. As a result, our initial stockholders now hold an aggregate of 4,312,500 founder shares, of which our sponsor holds 3,997,969 founder shares and Cowen Investments holds 269,531 founder shares.
The units began trading on February 7, 2019 on the Nasdaq Capital Market (“Nasdaq”) under the symbol “MNCLU.” Commencing on February 28, 2019, the securities comprising the units began separate trading. The units, common stock and warrants are trading on Nasdaq under the symbols “MNCLU,” “MNCL” and “MNCLW,” respectively.
The mailing address of Monocle’s principal executive office is Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501, New York, NY 10022, and its telephone number is (212) 446-6981.
The Potential Business Combination
The proposed Business Combination with AerSale qualifies as an initial business combination under Monocle’s charter, but the Board currently believes that there may not be sufficient time before November 11, 2020 to hold a special meeting for stockholder approval of the Business Combination and to consummate the Business Combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension. The Charter Amendment is essential to allowing Monocle more time to obtain approval for the Business Combination at a special meeting of its stockholders and consummate the Business Combination prior to the Extended Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. Monocle believes that, given Monocle’s expenditure of time, effort and money on the proposed Business Combination with AerSale, circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination.
You are not being asked to vote on the Business Combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination (or any other proposed business combination) if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Monocle has not consummated a business combination by the Extended Date.

The Special Meeting
Date, Time and Place.   The special meeting of Monocle’s stockholders will be held on November 6, 2020 at 3:00 p.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Monocle common stock at the close of business on September 28, 2020, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Monocle’s warrants do not carry voting rights.
Votes Required.   The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment, and the affirmative vote of a majority in voting power of the outstanding shares of Monocle common stock present in person or by proxy at the special meeting and entitled to vote thereon is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal.
At the close of business on the record date, there were 22,280,000 outstanding shares of Monocle common stock, including 17,250,000 public shares, each of which entitles its holder to cast one vote per proposal.
If you do not want the Charter Amendment approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for November 6, 2020, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment, abstain or do not vote.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.
Monocle has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $17,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Monocle. In addition, officers and directors of Monocle may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Monocle will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Monocle may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL
Charter Amendment Proposal
Monocle is proposing to amend its charter to extend the date by which Monocle has to consummate a business combination from November 11, 2020 to the Extended Date.
The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that Monocle has to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.
If the Charter Amendment proposal is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
A copy of the proposed amendment to the charter of Monocle is attached to this proxy statement as Annex A.
Reasons for the Proposal
Monocle’s IPO prospectus and charter provide that Monocle has until November 11, 2020 to consummate a business combination. The proposed Business Combination with AerSale qualifies as an initial business combination under Monocle’s charter, but the Board currently believes that there may not be sufficient time before November 11, 2020 to hold a special meeting for stockholder approval of the Business Combination and to consummate the Business Combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension.
The Charter Amendment is essential to allowing Monocle more time to obtain approval for the Business Combination at a special meeting of its stockholders and consummate the Business Combination prior to the Extended Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. Monocle believes that, given Monocle’s expenditure of time, effort and money on the proposed Business Combination with AerSale, circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock is required to extend Monocle’s corporate existence, except in connection with, and effective upon consummation of, a business combination, or in connection with the Sponsor Extension. Additionally, Monocle’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case that Monocle’s corporate existence is extended as described above, other than in connection with the Sponsor Extension. Because Monocle continues to believe that a business combination would be in the best interests of Monocle’s stockholders, and because Monocle believes it may not be able to conclude a business combination within the permitted time period, Monocle has determined to seek stockholder approval to extend the date by which Monocle has to complete a business combination beyond November 11, 2020 to the Extended Date.
We believe that the foregoing charter provisions were included to protect Monocle stockholders from having to sustain their investments for an unreasonably long period if Monocle does not consummate a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Monocle’s expenditure of time, effort and money on the proposed Business Combination with AerSale, circumstances warrant providing those who would like to consider whether the proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as Monocle is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Monocle’s charter and IPO prospectus.
If the Charter Amendment Proposal Is Not Approved
If the Charter Amendment proposal is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Monocle’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares and private shares. There will be no distribution from the trust account with respect to Monocle’s warrants which will expire worthless in the event we wind up. Monocle will pay the costs of liquidation from its remaining assets held outside of the trust account.
If the Charter Amendment proposal is not approved, Monocle will not effect the Extension, and in the event Monocle does not complete a business combination on or before November 11, 2020 (and we do not effect the Sponsor Extension), the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment proposal is approved, Monocle intends to file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Monocle will remain a reporting company under the Exchange Act and its units, common stock and warrants will remain publicly traded. Monocle will then continue to attempt to complete the Business Combination by the Extended Date.
If the Charter Amendment proposal is approved, but Monocle does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Monocle’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and private shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Monocle will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.
You are not being asked to vote on the Business Combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination (or any other proposed business combination) when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Monocle has not consummated a business combination by the Extended Date.
If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Monocle’s net asset value. Monocle cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved, and the amount remaining in the trust account may be significantly reduced from the approximately $177.1 million that was in the trust account as of June 30, 2020.
If the Charter Amendment proposal is approved and we do not implement the Extension, we and our sponsor may effect the Sponsor Extension. In such case, we expect to issue a press release announcing such intention at least three days prior to the deadline. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for Monocle to complete an initial business combination. If the Charter Amendment is approved and Monocle implements the Extension, we will no longer have the option to effect the Sponsor Extension.
Redemption Rights
If the Charter Amendment proposal is approved and the Extension is implemented, Monocle will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve a the Business Combination (or any other proposed business combination), or if Monocle has not consummated a business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 4, 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, Monocle’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and Monocle’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is Monocle’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. Monocle does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. Monocle anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, Monocle will redeem each public share for a pro rata portion of the funds available in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable, calculated as of two days prior to the filing of the amendment to the charter. As of June 30, 2020, this would amount to approximately $10.265 per share. The closing price of Monocle’s common stock on October 14, 2020 was $10.25.
If you exercise your redemption rights, you will be exchanging your shares of Monocle common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to Monocle’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.
Possible Claims Against and Impairment of the Trust Account
To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below (1) $10.10 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are Monocle’s securities and, therefore, our sponsor may not be able to satisfy those obligations, and we have not asked our sponsor to reserve for such obligations.

Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.10 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable.
In the event that the proceeds in the trust account are reduced below (1) $10.10 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses) and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.10 per share.
Required Vote
Approval of the Charter Amendment proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock entitled to vote thereon at the special meeting. If the Charter Amendment proposal is not approved and Monocle is unable to complete the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), Monocle will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account, less up to $100,000 of interest to pay dissolution expenses and net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
All of Monocle’s initial stockholders, directors, executive officers and their affiliates are expected to vote any shares of Monocle common stock owned by them in favor of the Charter Amendment. On the record date, Monocle’s initial stockholders, directors and executive officers and their affiliates beneficially owned and were entitled to vote 5,030,000 shares of Monocle common stock, representing approximately 22.6% of Monocle’s issued and outstanding shares of common stock.
In addition, Monocle’s initial stockholders, directors, executive officers, advisors or any of their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal and elected to redeem their shares for a portion of the trust account. Any shares of Monocle common stock held by affiliates will be voted in favor of the Charter Amendment proposal.
Interests of Monocle’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that Monocle’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•
If the Charter Amendment is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), in accordance with our charter, the 4,312,500 founder shares held by Monocle’s initial stockholders, officers, directors and their affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 717,500 private units that were acquired simultaneously with the IPO by our sponsor and Cowen Investments for an aggregate purchase price of $7,175,000 (as the holders have waived liquidation rights with respect to the private shares underlying such units and the private warrants underlying such units will expire). Such founder shares and private units had an aggregate market value of approximately $51,959,157 based on the last sale price of Monocle’s common stock and warrants of $10.25 and $0.5598, respectively, on Nasdaq on October 14, 2020;

•
In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by Monocle for services rendered, contracted for or products sold to Monocle;

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All rights specified in Monocle’s charter relating to the right of officers and directors to be indemnified by Monocle, and of Monocle’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Business Combination (or another business combination) is not approved and Monocle liquidates, Monocle will not be able to perform its obligations to its officers and directors under those provisions;

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None of Monocle’s executive officers or directors has received any cash compensation for services rendered to Monocle. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following the Business Combination (or any other potential business combination) and receive compensation thereafter;

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Monocle’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Monocle’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Monocle’s initial business combination. However, if Monocle fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Monocle will most likely not be able to reimburse these expenses if the proposed business combination is not completed;

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Monocle has entered into an agreement with an affiliate of our sponsor, pursuant to which Monocle pays a total of $10,000 per month for office space and general and administrative services. Upon the earlier of completion of a business combination or liquidation, Monocle will cease paying these monthly fees. Accordingly, such affiliate of our sponsor may receive payments in excess of the 21 payments originally contemplated, if the Charter Amendment is implemented; and

•
Certain of Monocle’s existing directors are anticipated to continue as directors of the post-combination company following the closing of the Business Combination.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, Monocle and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.
We are a blank check company formed under the laws of the State of Delaware on August 20, 2018 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses. On February 11, 2019, we consummated the IPO of 17,250,000 units, including the issuance of 2,250,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant. Each warrant entitles the holder thereof to purchase one share of common stock at an exercise price of $11.50 per share. The units in the IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $172,500,000. Simultaneously with the consummation of the IPO and the full over-allotment option, we consummated the private placement of 591,334 and 126,166 private units to our sponsor and Cowen Investments, respectively, at a price of $10.00 per private unit, generating total gross proceeds of $7,175,000.
Monocle’s charter provides that Monocle has until November 11, 2020 to consummate a business combination. The proposed Business Combination with AerSale qualifies as an initial business combination under Monocle’s charter, but the Board currently believes that there may not be sufficient time before November 11, 2020 to hold a special meeting for stockholder approval of the Business Combination and to consummate the Business Combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension.
The Charter Amendment is essential to allowing Monocle more time to obtain approval for the Business Combination at a special meeting of its stockholders and consummate the Business Combination prior to the Extended Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. Monocle believes that, given Monocle’s expenditure of time, effort and money on the proposed Business Combination with AerSale, circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock is required to extend Monocle’s corporate existence, except in connection with, and effective upon consummation of, a business combination, or in connection with the Sponsor Extension. Additionally, Monocle’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case that Monocle’s corporate existence is extended as described above, other than in connection with the Sponsor Extension. Because Monocle continues to believe that a business combination would be in the best interests of Monocle’s stockholders, and because Monocle believes it may not be able to conclude a business combination within the permitted time period, Monocle has determined to seek stockholder approval to extend the date by which Monocle has to complete a business combination beyond November 11, 2020 to the Extended Date.
Monocle is not asking you to vote on the Business Combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination (or any other proposed business combination) when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Monocle has not consummated a business combination by the Extended Date.
The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Monocle common stock is required to effect an amendment to Monocle’s charter that would extend its corporate existence beyond November 11, 2020, except in connection with, and effective upon consummation of, a business combination, or in connection with the Sponsor Extension. Additionally, Monocle’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case that Monocle’s corporate existence is extended as described above, other than in connection with the Sponsor Extension. We believe that these charter provisions were included to protect Monocle stockholders from having to sustain their investments for an unreasonably long period if Monocle does not consummate a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Monocle’s expenditure of time, effort and money on the potential Business Combination with AerSale, circumstances warrant providing those who would like to consider whether the proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as Monocle is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Monocle’s charter and IPO prospectus.
After careful consideration of all relevant factors, the Board determined that the Charter Amendment is fair to and in the best interests of Monocle and its stockholders.
Recommendation of the Board
The Board recommends that you vote “FOR” the Charter Amendment proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal. If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under the charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal.
Required Vote
If a majority in voting power of the outstanding shares of Monocle common stock present in person or by proxy at the special meeting and entitled to vote thereon vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the special meeting as set out above.
All of Monocle’s initial stockholders, directors, executive officers and their affiliates are expected to vote any shares of Monocle common stock owned by them in favor of the Adjournment Proposal. On the record date, Monocle’s initial stockholders, directors and executive officers and their affiliates beneficially owned and were entitled to vote 5,030,000 shares of Monocle common stock, representing approximately 22.6% of Monocle’s issued and outstanding shares of common stock.
Recommendation of the Board
The Board recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Monocle common stock as of October 13, 2020, by:
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each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Monocle common stock;

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each of our officers and directors; and

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all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Monocle common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of Monocle’s warrants because such warrants are not exercisable within 60 days of the date of this proxy statement.
We have based our calculation of the percentage of beneficial ownership on 22,280,000 shares of Monocle common stock outstanding on October 13, 2020.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Monocle Partners, LLC(2)	4,589,303	20.6%
Cowen Investments II LLC(3)	395,697	1.8%
Eric J. Zahler(2)	4,589,303	20.6%
Sai S. Devabhaktuni(2)	4,589,303	20.6%
Richard J. Townsend(2)	4,589,303	20.6%
C. Robert Kehler	15,000	*
Donald W. Manvel	15,000	*
John C. Pescatore	15,000	*
All directors and executive officers as a group (six individuals)	5,030,000	22.6%
Basso Capital Management, L.P.(4)	1,207,462	5.4%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the persons and entities listed above is c/o Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501, New York, NY 10022.

(2)
Represents shares held by our sponsor. Eric J. Zahler, Sai S. Devabhaktuni and Richard J. Townsend are managers of our sponsor. Accordingly, all of the shares held by our sponsor may be deemed to be beneficially held by Messrs. Zahler, Devabhaktuni, and Townsend. Each of Messrs. Zahler, Devabhaktuni, and Townsend disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(3)
Cowen Investments II LLC’s business address is 599 Lexington Avenue, 27 Floor, New York, NY 10022.

(4)
According to a Schedule 13G filed with the SEC on January 23, 2020, on behalf of Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP”), and Howard I. Fischer, each of which share voting and dispositive power with respect to the reported shares shown above which are directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the principle portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the reported shares shown above. The business address of this stockholder is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

STOCKHOLDER PROPOSALS
If the Charter Amendment is approved and the Business Combination is consummated, we will not hold a 2021 annual meeting of stockholders because we will not be a separate public company, and you will be entitled to attend and participate in NewCo’s annual meetings of stockholders.
If the Charter Amendment is approved and we consummate another business combination, other than the Business Combination, in which we remain a separate public company, we anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Alternatively, if the Charter Amendment is not approved and we do not consummate the Business Combination (or another business combination) by November 11, 2020 (and we do not effect the Sponsor Extension), there will be no annual meeting of stockholders in 2021.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Monocle’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: MNCL.info@investor.morrowsodali.com; or

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If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501, New York, NY 10022, Attention: Secretary.
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than October 27, 2020.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MONOCLE ACQUISITION CORPORATION
November 6, 2020
Monocle Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Monocle Acquisition Corporation” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 20, 2018. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 6, 2019.
2.   This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.
3.   This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least sixty-five percent (65%) of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4.   The text of Section 9.2(d) is hereby amended and restated to read in full as follows:
(d)   In the event that the Corporation has not consummated an initial Business Combination by February 11, 2021 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable and less up to $100,000 to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
IN WITNESS WHEREOF, Monocle Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
MONOCLE ACQUISITION CORPORATION
By:

Name: Eric J. Zahler
Title:   President and Chief Executive Officer

A-1

MONOCLE ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 14, 2020, in connection with the Special Meeting of Stockholders to be held on November 6, 2020 at 3:00 p.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Eric J. Zahler, Sai S. Devabhaktuni and Richard J. Townsend, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Monocle Acquisition Corporation (the "Company") registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Charter Amendment	☐	☐	☐

To amend the Company's amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from November 11, 2020 to February 11, 2021.

	FOR	AGAINST	ABSTAIN
Proposal 2 — The Adjournment Proposal	☐	☐	☐

Dated: ______________________ 2020

____
Stockholder's Signature

____
Stockholder's Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.